Barclays Global Healthcare Conference March 12, 2019 | Miami, FL

Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non- exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2019 financial performance, as well as other statements related to the company’s expectations regarding the performance of its business, growth, improvement of operational performance, and the performance of and synergies from the recently acquired Byram Healthcare and Halyard businesses. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the company’s actual results to differ materially from its current estimates. These filings are available at www.owens- minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward- looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 2

A Global Healthcare Solutions Company

Significant Expansion with Byram & Halyard

$9B+	17,000	90
In Revenue	Teammates Worldwide	Countries Around the Globe

Extensive Portfolio of Solutions & Capabilities

~4,000+	1,400	5 million+
Provider Facilities Served	Manufacturer Partnerships	Procedures Supported/Year

Strategy In Place & New Leadership Team

3

Owens & Minor

Strategic Business Units 2018 Results What We Do Leading Brands . Distribution Solutions Revenue $9.2b . Provider Solutions . Op Income $104m Manufacturer Solutions . Payor Solutions Global Solutions Global . Leading surgical & Revenue $1.1b infection prevention . Wide-ranging private Op Income $76m label . Global Products Global Custom procedure trays & minor kits 4

Priorities for 2019 Retain and Win New Customers Execute Product Strategy Integrate Halyard & Realize Synergies Grow Solutions Put Business on Track for Sustainable Profitable Growth 5

Our Financial Path

<u>2019 Headwinds:</u>
Distribution Margin
Distribution Revenue

Retain & Win Customers

Great:
Customer Service
Operations

❶

Execute Product Strategy

Sell More:
Own Products
Preferred Brands

❷

Realize Synergies

Halyard
Byram

❸

Grow Solutions

Byram
Mfg. Solutions
Provider Sol.
Fusion5

❹

Productivity Improvement

6

Owens & Minor

Key Investment Themes 1 Market-leading med-surg product distribution and Channel access to approximately 1/3 of logistics provider with unique value proposition U.S. acute care market 2 Recent acquisitions increased business Strong track record of integrating diversification and position OMI for the future acquisitions; improves value proposition 3 Portfolio of leading owned products with large Halyard products occupy #1 or #2 additional penetration opportunities market positions 4 Byram is rapidly growing and the #2 player Strong presence and growth in home care in the direct-to-patient market 5 Long-standing relationships across the supply chain Average length of distribution relationship with top ten distribution customers by net with providers and manufacturers revenue is ~15 years 6 Continued demonstration of prudent capital Focus on deleveraging allocation and working capital improvement 7

Barclays Global Healthcare Conference March 12, 2019 | Miami, FL